Exhibit 99.6
                                  ------------



                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                     AVALON DIGITAL MARKETING SYSTEMS, INC.



                          A DELAWARE STOCK CORPORATION


         The undersigned, being the President of Avalon Digital Marketing Systems, Inc., a Delaware corporation, hereby certifies as follows:

         1. The name of this corporation is Avalon Digital Marketing Systems, Inc. (the "Corporation"). The Corporation was incorporated on March 31, 2000 under the name of MindArrow Systems, Inc.

         1. This Amended and Restated Certificate of Incorporation amends and restates the Corporation's Certificate of Incorporation as previously amended or restated in its entirety pursuant to Sections 245 and 303 of the General Corporation Law of the State of Delaware and pursuant to a Plan of Reorganization which has been approved by the United States Bankruptcy Court, District of Utah, (the "Court") under an Order dated November 4, 2004, (the "Confirmation Order"), without need for further action by the directors or stockholders of the Corporation, to provide for a complete amendment and restatement of the Certificate of Incorporation of the Corporation, as set forth in Exhibit A attached hereto, which Exhibit is incorporated herein by reference.

         2. This Amended and Restated Certificate of Incorporation has been duly approved and ordered by the Court pursuant to the Confirmation Order, with like effect as if exercised and taken by unanimous action of the directors and stockholders of the Corporation.

         The undersigned hereby declares and certifies that the facts stated herein are true and have accordingly hereunto signed this certificate as of November 24, 2004.


                                      AVALON DIGITAL MARKETING SYSTEMS, INC.,
                                       A Delaware corporation,


                                      By  /s/ TYLER THOMPSON
                                      -----------------------------------------
                                          Tyler Thompson
                                          President

                                    EXHIBIT A
                                    ---------


                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                     AVALON DIGITAL MARKETING SYSTEMS, INC.


                          A DELAWARE STOCK CORPORATION


         The undersigned, in order to form a corporation pursuant to the General Corporation Law of the State of Delaware, does hereby certify as follows:

         FIRST: The name of the corporation is Avalon Digital Marketing Systems, Inc. (the "Corporation").

         SECOND: The address of the registered office of the Corporation in the State of Delaware is The Corporation Trust Company, 1209 Orange Street, City of Wilmington, County of New Castle, State of Delaware 19801. The name of its registered agent at that address is the Corporation Trust Company.

         THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

         FOURTH: The total number of shares of all classes which the Corporation is authorized to have is Ten Million (10,000,000) shares of common stock, each having a par value of $0.0001.

         FIFTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived any improper personal benefit. If the General Corporation Law of the State of Delaware is amended after approval by the stockholders of this Article to authorize corporate action further eliminating or limiting the personal liability of directors then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware as so amended.

                     Any repeal or modification of the foregoing provisions of this Article Fifth by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

         SIXTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.

         SEVENTH: The election of Directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

         EIGHTH: The number of directors which shall constitute the whole Board of Directors of the Corporation shall be fixed from time to time by, or in the manner provided in, the Bylaws of the Corporation or in an amendment thereof duly adopted by the Board of Directors of the Corporation or by the stockholders of the Corporation.

         NINTH: Meetings of stockholders of the Corporation may be held within or without the State of Delaware, as the Bylaws of the Corporation may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors of the Corporation or in the Bylaws of the Corporation.

         TENTH: Except as otherwise provided in this Certificate of Incorporation, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors of the Corporation is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws of the Corporation.